Impairment of plant and equipment	12 Months Ended
Dec. 31, 2010
Impairment of plant and equipment [Abstract]
Impairment of plant and equipment
11.	Impairment of plant and equipment
In 2010, the Company recorded an impairment loss of $8,442,050 associated with the disposal of fixed assets with outdated technologies.
In 2009, the effect of adverse market conditions and significant changes in the Company’s operation strategy lead to the Company’s identification and commitment to abandon a group of long-lived assets. This group of long-lived assets is equipped with outdated technologies and no longer receives vendor support. As of December 31, 2009, this group of assets ceased to be used. As a result, the Company recorded an impairment loss of $104,676,535 after writing down the carrying value to zero.
In 2008, the Company reached an agreement with certain customers to discontinue production of DRAM products and subsequently the Company decided to exit the commodity DRAM business as a whole. The Company considered these actions to be an indicator of impairment in regard to certain plant and equipment of the Company’s Beijing facilities. The Company recorded an impairment loss of $105,774,000, equal to the excess of the carrying value over the fair value of the associated assets. The Company computed the fair value of the plant and equipment utilizing a discounted cash flow approach. For the purpose of the analysis, the Company applied a discount rate of 9% to the expected cash flows to be generated over the remaining useful lives of primary manufacturing machinery and equipment of approximately five years.